Exhibit 99.2

NEWS RELEASE

Global Crossing Airlines Announces Closing of Issuance of Additional Notes

MIAMI, FL, December 21, 2023 – Global Crossing Airlines Group, Inc. (JET: NEO; JET.B: NEO; JETMF: OTCQB) (the “Company” or “GlobalX”) is pleased to announce the closing of the placement of an additional US$5 million of Senior Secured Notes due 2029 (the “Financing”) with a fund managed by Axar Capital Management LP and its affiliates (the “Investor”), a value-oriented alternative investment firm with over US$2.3 billion in assets under management. These notes are the same series as the US$35 million of Senior Secured Notes due 2029 (the “August 2023 Notes”) that were issued on August 2, 2023.

The Financing consisted of the sale of US$5 million of Senior Secured Notes (the “Notes”) and accompanying warrants to purchase the Company’s common stock.

The terms of the Notes are the same as the August 2023 Notes, including:

•	A 6-year term and Maturity Date of August 2, 2029

•	The Notes will bear interest at a fixed rate of 15% per annum and include an upfront fee of 1.75% of the principal payment;

•	The Company will be permitted to prepay all (but not less than all) of the Notes as follows beginning on August 2, 2025 subject to a redemption premium;

•

At closing, the Investor will be issued 1,428,736 warrants (each, a “Warrant”) exercisable into one share of common stock at an exercise price of US$1.00 per share, with such warrants expiring on June 30, 2030;

•	Each of the Company’s material subsidiaries will guarantee the Notes; and

•	The Notes and the related guarantees will be secured by a lien on substantially all of the property and assets of the Company and the guarantors of the Notes.

The net proceeds of the Financing will be used to repurchase $4,316,000 principal amount of the August 2023 Notes (the “Note Repurchase”), with the balance expected to be used for general corporate purposes, including the transaction expenses and deposits to expand its current fleet of aircraft. As a result of the Note Repurchase the Company is also acquiring and cancelling 1,233,285 warrants that were originally issued to the holder on August 2, 2023 and that had an exercise of US$1.00 per share.

Pursuant to Canadian Multilateral Instrument 61-101—Protection of Minority Security Holders in Special Transactions (“MI 61-101”), the Investor’s participation in the Financing constitutes a “related party transaction” as the Investor is a related party of the Company due to Mr. Andrew Axelrod being a director of the Company and the Investor being an affiliated entity of Mr. Axelrod. The Company is relying on an exemption from the formal valuation and minority shareholder approval requirements of MI 61-101 pursuant to exemptions contained in sections 5.5(a) and 5.7(1)(a) of MI 61-101 on the basis that at the time the Investor’s participation in the Financing was agreed to, neither the fair market value of the securities to be distributed in the Financing nor the consideration to be received for those securities, insofar as the Financing involved the related party, exceeds 25% of the Company’s market capitalization. The Company did not file a material change report related to this financing more than 21 days before the closing of the Financing as required by MI 61-101 since the details of the participation by the related parties of the Company were not settled until just prior to closing and the Company wished to close on an expedited basis for sound business reasons.

This news release does not constitute an offer of securities for sale in the United States. The securities being offered have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and such securities may not be offered or sold within the United States absent U.S. registration or an applicable exemption from U.S. registration requirements.

About Global Crossing Airlines Group

GlobalX is a US 121 domestic flag and supplemental Airline flying the Airbus A320 family aircraft. GlobalX flies as a passenger ACMI and charter airline serving the US, Caribbean, European and Latin American markets. GlobalX is also now operating ACMI cargo service flying the A321 freighter. GlobalX is IOSA certified by IATA and holds TCO’s for Europe and the UK. For more information, please visit www.globalxair.com.

About Axar Capital Management LP

Axar Capital Management LP is a value-oriented investment firm focused on opportunistic investing in the corporate middle market. Axar invests in complex situations across the capital structure and provides capital solutions that allow its management teams and portfolio companies to realize their long-term potential. Additional information on the firm can be found at www.axarcapital.com.

For more information, please contact:

Ryan Goepel

EVP and CFO

Global Crossing Airlines

786- 751-8503

Email: Ryan.goepel@globalxair.com

Cautionary Note Regarding Forward-Looking Information

This news release contains certain “forward looking statements” and “forward-looking information”, as defined under applicable United States and Canadian securities laws, concerning anticipated developments and events that may occur in the future. Forward-looking statements contained in this news release include, but are not limited to, statements with respect to the Company’s aircraft fleet size, the mix between passenger and freighter aircraft, the destinations that the Company intends to service, the use of proceeds of the Offering, and the Company’s growth plans.

In certain cases, forward-looking statements can be identified by the use of words such as “plans”, “expects” “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” suggesting future outcomes, or other expectations, beliefs, plans, objectives, assumptions, intentions or statements about future events or performance. Forward-looking statements contained in this news release is based on certain factors and assumptions regarding, among other things, the receipt of financing to continue airline operations, the accuracy, reliability and success of GlobalX’s business model; GlobalX’s ability to accurately forecast demand; GlobalX will be able to successfully conclude definitive agreements for transactions subject to LOI; the timely receipt of governmental approvals; the success of airline operations of GlobalX; GlobalX’s ability to successfully enter new geographic markets; the legislative and regulatory environments of the jurisdictions where GlobalX will carry on business or have operations; the Company has or will have sufficient aircraft to provide the service; the impact of competition and the competitive response to GlobalX’s business strategy; the future price of fuel, and the availability of aircraft. While the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.

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Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include risks related to, the ability to obtain financing at acceptable terms, the impact of general economic conditions, risks related to supply chain and labor disruptions, failure to retain or obtain sufficient aircraft, domestic and international airline industry conditions, failure to conclude definitive agreements for transactions subject to LOI, the effects of increased competition from our market competitors and new market entrants, passenger demand being less than anticipated, the impact of the global uncertainty created by COVID-19, future relations with shareholders, volatility of fuel prices, increases in operating costs, terrorism, pandemics, natural disasters, currency fluctuations, interest rates, risks specific to the airline industry, risks associated with doing business in foreign countries, the ability of management to implement GlobalX’s operational strategy, the ability to attract qualified management and staff, labor disputes, regulatory risks, including risks relating to the acquisition of the necessary licenses and permits; risks related to significant disruption in, or breach in security of GlobalX’s information technology systems and resultant interruptions in service and any related impact on its reputation; and the additional risks identified in the “Risk Factors” section of the Company’s reports and filings with applicable Canadian securities regulators and the U.S. Securities and Exchange Commission. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in the forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements are made as of the date of this news release. Except as required by applicable securities laws, the Company does not undertake any obligation to publicly update any forward-looking statements. If GlobalX does update one or more forward-looking statements, no inference should be made that it will make additional updates with respect to those or other forward-looking statements.

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